Note 9. Equity Financings	12 Months Ended
Dec. 31, 2010
Stockholders' Equity Note Disclosure [Text Block]
Note 9.  Equity Financings

As described in Note 6, in October 2010, the Company entered into Securities Purchase Agreements with accredited investors, including Socius for $500,000 of senior secured convertible notes and warrants to purchase shares of our common stock.

On September 17, 2009, we completed a registered direct placement with select institutional investors, in which we issued an aggregate of 233,325 shares of common stock at a price of $30.00 per share, for gross proceeds of approximately $7 million. We also issued three-year warrants to purchase an aggregate of approximately 58,325 additional shares of our common stock at an exercise price of $34.00 per share. The fair value of the warrants at the date of issue was estimated at $814,000, and this portion of the proceeds was accounted for as a liability since accounting rules require us to presume a cash settlement of the warrants because there is a requirement to deliver registered shares of stock upon exercise, which is considered outside of our control. We incurred approximately $883,000 in fees to placement agents and other transaction costs in connection with the transaction, which includes approximately $184,000 relating to 14,000 warrants issued to placement agents, representing the estimated fair value of such warrants on the date of issue. These warrants are also being accounted for as liabilities on our consolidated balance sheet.

In November 2010, the Company completed a private placement with certain accredited investors for gross proceeds of $6.9 million (the “Offering”). Of the gross proceeds, $503,000 represented the exchange of the Bridge Notes and accrued interest and $215,000 represented the cancellation of an accrued compensation liability to our Chairman and CEO. The Company incurred approximately $364,000 in financial advisory, legal and other fees in relation to the offering. In addition, the Company issued warrants to purchase 141,750 shares of common stock at an exercise price $0.40 per share to the financial advisors. The Company issued 2,500,000 shares of common stock at a price of $0.40 per share and sold $5.9 million in aggregate principal of 12% senior secured convertible notes (the “Notes”) to the investors on a pro rata basis. The Notes were to mature on the second anniversary of the closing.  The Notes were secured by a first priority security interest in all of the Company’s assets. The Notes and any accrued interest convert automatically into common stock either (a) if and when sufficient shares become authorized or (ii) upon a reverse stock split at a conversion price of $0.40 per share, subject to certain adjustments, including certain share issuances below $0.40 per share. The Company agreed to use its best efforts to file a proxy statement seeking shareholder approval to increase the number of authorized shares or effect a reverse stock split within 30 days of closing. The Company filed a proxy statement in January 2011 and the stockholders approved both proposals listed above and the Board of Directors decided to implement the increase in authorized shares of common stock. The Company filed an amendment to its Certificate of Incorporation, effective March 17, 2011, which increased the authorized shares of common stock and the Notes with accrued interest automatically converted to common stock. In addition, each non-affiliated investor in the Offering investing $2,000,000 or more also received 5-year warrants to purchase an aggregate of 549,000 shares of Company common stock at an exercise price of $0.40 per share. One investor received such warrants. The net cash proceeds to the Company from the Offering were estimated to be $6.4 million inclusive of the October transaction and after offering expenses.